ACQUISITIONS, DISPOSITIONS AND ASSETS HELD FOR SALE - Pro Forma Information (Details) (Bode Gravel and Bode Concrete LLC, USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Bode Gravel and Bode Concrete LLC
Business Acquisition [Line Items]
Revenue from continuing operations	$ 563,706	$ 477,778
Net loss		$ (11,858)
Loss per share, basic and diluted		$ (0.99)